Exhibit 10.34

IKARIA HOLDINGS, INC.

2007 STOCK OPTION PLAN

NOTICE OF STOCK OPTION GRANT

Daniel Tasse (“Optionee”)

c/o Ikaria Holdings, Inc.

6 Route 173

Clinton, NJ 08809

You have been granted an option (this “Option”) to purchase Common Stock of Ikaria Holdings, Inc. (the “Company”) as follows:

Board Approval Date:	December 22, 2007

Date of Grant (Later of Board Approval Date or Commencement of Employment/Consulting):	January 21, 2008

Exercise Price per Share:	$5.57

Type of Shares:

Prior to an “Initial Public Offering” (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation as may be amended from time to time), this Option shall be exercisable for shares of Non-Voting Common Stock of the Company. Upon and following an “Initial Public Offering” any unexercised portion of this Option shall automatically become exercisable instead for an equivalent number of shares of the Company’s Voting Common Stock without any further action on the part of the Company or Optionee.

Total Number of Shares Granted:	750,000

Total Exercise Price:	$4,177,500

Type of Option:	Incentive Stock Option

Expiration Date:	January 20, 2018

Vesting Commencement Date:	January 21, 2008

Vesting/Exercise Schedule:

This Option shall vest and become exercisable as follows: (i) 22% of the total number of shares that may be purchased pursuant to the Option shall be vested and become exercisable on each of the first four (4) anniversaries of the Vesting Commencement Date and (ii) the remaining 12% of the total number of shares that may be purchased pursuant to the Option shall be vested and become exercisable on the fifth anniversary of the Vesting Commencement Date, provided that in each case Optionee remains an employee of the Company, such that the total number of shares shall be fully vested on the five-year anniversary of the Vesting Commencement Date; and provided, further, that vesting and exercisability of the Option may accelerate as provided in Section 5 of the Stock Option Agreement.

Termination Period:

Except as set forth in Section 5 of the Stock Option Agreement, in the event of Optionee’s termination of employment, this Option may be exercised for twelve (12) months thereafter, if the Common Stock is not a Listed Security as of the date of termination, or for six (6) months thereafter, if the Common Stock is a Listed Security as of the date of termination (but in either case, in no event later than the Expiration Date). Optionee is responsible for keeping track of these exercise periods following termination for any reason of his or her service relationship with the Company. The Company will not provide further notice of such periods.

Transferability:	This Option may not be transferred.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Ikaria Holdings, Inc. 2007 Stock Option Plan, as amended, and the Stock Option Agreement, both of which are attached to and made a part of this document.

In addition, it is a condition precedent to the exercise of this Option that you sign and return to the Company a counterpart signature page indicating your agreement to be bound as a “Stockholder” by the Company’s Common Stockholders Agreement dated as of February 22, 2007, as may be amended from time to time.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide services to the Company over time, that the grant of this Option is not consideration for services you rendered to the Company prior to your Vesting

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Commencement Date and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

(This space intentionally left blank)

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IKARIA HOLDINGS, INC.

/s/ Daniel Tasse	By:	/s/ David E. Shaw
Daniel Tasse	Name:	David E. Shaw
	Title:	Chairman of the Board

Attachments:	Ikaria Holdings, Inc. 2007 Stock Option Plan
Stock Option Agreement
Exhibit A: Form of Exercise Notice &. Restricted Stock Purchase Agreement
Exhibit B: Form of Common Stockholders Agreement

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Ikaria Holdings, Inc. 2007 Stock Option Plan

See Ikaria, Inc. 2007 Stock Option Plan, as amended, filed as exhibit 10.4 to Ikaria Inc.’s Registration Statement on Form S-1 filed on May 13, 2010.

IKARIA HOLDINGS, INC.

2007 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

1.             Grant of Option.  Ikaria Holdings, Inc.. a Delaware corporation (the “Company”), hereby grants to Daniel Tasse (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Ikaria Holdings, Inc. 2007 Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference.  Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.  This Option shall initially be exercisable for shares of Non-Voting Common Stock of the Company; provided, however, that in the event of an “Initial Public Offering” (as such term is defined in the Company’s Amended and Restated Certificate of Incorporation as may be amended from time to time), this Option shall automatically become exercisable instead for shares of the Company’s Voting Common Stock without any further action on the part of the Company or Optionee.

2.             Designation of Option.  This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

3.             Exercise of Option.  This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

(a)           Right to Exercise.

(i)            This Option may not be exercised for a fraction of a share.

(ii)           In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(iii)          In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(b)           Method of Exercise.

(i)            This Option shall be exercisable by execution and delivery of (A) the Exercise Notice and Restricted Stock Purchase Agreement attached hereto as Exhibit A (the “Exercise Agreement”) or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan and (B) a counterpart signature page to the Company’s Common Stockholders Agreement, a copy of which is attached hereto as Exhibit B.  Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery.  The written notice shall be accompanied by payment of the Exercise Price.  This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price and the counterpart signature page to the Common Stockholders Agreement.

(ii)           As a condition to the exercise of this Option and as further set forth in Section 12 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.  Optionee may elect to satisfy his minimum withholding tax obligation by having the Company withhold Shares with respect to which the Option is being exercised having a Fair Market Value on the date of exercise equal to such minimum withholding tax obligation.

(iii)          The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

4.             Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a)           cash or check;

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(b)           prior to the date, if any, upon which the Common Stock becomes a Listed Security, by surrender of other shares of Common Stock of the Company that have an aggregate Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; provided, however, that this Section 4(b) shall only apply to Options granted following the consummation of the merger of the Company’s wholly owned subsidiary, Ikaria Acquisition, Inc., with and into Ikaria, Inc. if permitted by the Administrator at the time of exercise.  In the case of shares acquired directly or indirectly from the Company, such shares must have been owned by Optionee for more than six (6) months on the date of surrender (or such shorter or longer period of time as may be deemed necessary in the Administrator’s sole discretion to avoid risk of the incurrence of adverse accounting charges by the Company);

(c)           by withholding from the number of Shares with respect to which the Option is being exercised a number of Shares having a Fair Market Value on the date of exercise equal to the Exercise Price;

(d)           following the date., if any, upon which the Common Stock is a Listed Security, and if the Company is at such time permitting “same day sale” cashless brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such cashless brokered exercise program to deliver promptly to the Company the amount required to pay the exercise price (and applicable withholding taxes); or

(e)           any other method of payment permitted under the Plan and approved by the Administrator at the time of exercise.

5.             Termination of Relationship.  Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), any portion of the Option which is then unvested and unexercisable (as increased after giving effect to Section 5(a), if applicable) shall be forfeited.  To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below (as applicable), the Option shall terminate.  In no event may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a)           Acceleration of Vesting Upon Certain Events.  In the event that the termination of Optionee’s Continuous Service Status is a termination to which Section 5(a) of the Employment Agreement dated as of October 1, 2007, by and between Optionee and the Company (the “Employment Agreement”) applies, the unvested portion of the Option shall continue to vest and the portion thereof that would become exercisable during the period beginning on the Date of Termination and ending on the 18 month anniversary of the Termination Date, assuming that Optionee’s employment had continued during the entirety of such period shall so vest; provided, that if the Termination Date is on or after the date on which a Change in Control occurs, then the Option shall automatically become fully vested as of the Termination Date.  To the extent Optionee is vested in the Option Shares after giving effect to this Section 5(a), Optionee may exercise this Option during the Termination Period set forth in the Notice.  For purposes of this Stock Option Agreement, the term “Change in Control” shall have the meaning set forth in the Employment Agreement.

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(b)           Other Terminations.  In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

(i)            Death of Optionee.  In the event of the death of Optionee (a) during the term of this Option and while an Employee of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) after Optionee’s Termination Date and prior to the end of the Termination Period, the Option may be exercised at any time within twelve (12) months (six (6) months after if the Common Stock is a Listed Security as of the date of death) following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

(ii)           Termination for Cause.  In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause as set forth in Section 10(b)(iv) of the Plan.  In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period, also as set forth in Section 10(b)(iv) of the Plan.  For purposes of this Stock Option Agreement, the term “Cause” shall have the meaning set forth in the Employment Agreement.

6.             Restrictions on Transfers of the Option and the Shares.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.  The Shares issued upon exercise of this Option are subject to the restrictions on transfers set forth in the Common Stockholders Agreement attached hereto as Exhibit B.

7.             Tax Consequences.  Below is a brief summary as of the date of this Option of certain of the federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the Date of Grant.  THIS SUMMARY IS INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)           Incentive Stock Option.

(i)            Tax Treatment upon Exercise and Sale of Shares.  If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.  If Shares issued upon exercise of an Incentive Stock Option are held for at least one (1) year after exercise and are disposed of at least two (2) years after the Option grant date, any gain realized on disposition of the Shares will also be treated as long-term capita] gain for federal income tax purposes.  If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one-year period or within two (2) years after

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the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

(ii)           Notice of Disqualifying Dispositions.  With respect to any Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of (i) the date two (2) years after the Option grant date, or (ii) the date one (1) year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition.  Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

(b)           Nonstatutory Stock Option.  If this Option does not qualify as an Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option.  Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.  If Optionee is an Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.  If Shares issued upon exercise of a Nonstatutory Stock Option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

8.             Lock-Up Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of such underwriters for such period (not to exceed 180 days, but subject to such extension(s) as may be required by the underwriters in order to publish research reports while complying with the Rule 2711 of the National Association of Securities Dealers, Inc.) from the effective date of such registration as may be requested by such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.  The foregoing restrictions shall be subject to any longer restrictive periods that may be agreed between an Optionee and the Company, including without limitation as provided in that certain Common Stockholders Agreement dated as of February 22, 2007, by and among the Company and certain current holders of the Company’s Common Stock.

9.             Effect of Agreement.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan.  Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option.  In the event of a conflict between

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the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.  The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

[BY EXECUTING THE NOTICE OF STOCK OPTION GRANT TO WHICH THIS AGREEMENT IS ATTACHED YOU AGREE TO THE TERMS SET FORTH HEREIN]

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EXHIBIT A

IKARIA HOLDINGS, INC.

2007 STOCK OPTION PLAN

EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT

This Agreement (“Agreement”) is made as of                                     , by and between Ikaria Holdings, Inc., a Delaware corporation (the “Company”), and Daniel Tasse (“Purchaser”).  To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 2007 Stock Option Plan.

1.             Exercise of Option.  Subject to the terms and conditions hereof, Purchaser hereby elects to exercise his or her option to purchase                        shares of the Non-Voting Common Stock (the “Shares”) of the Company under and pursuant to the Company’s 2007 Stock Option Plan (the “Plan”) and the Stock Option Agreement granted October 1. 2007 (the “Option Agreement”).  The purchase price for the Shares shall be $5.57 per Share for a total purchase price of $                      .  The term “Shares” refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser’s ownership of the Shares.  Enclosed herewith is a counterpart signature page indicating Purchaser’s agreement to be bound as a “Stockholder” by the Company’s Common Stockholders Agreement dated as of February 22, 2007, as may be amended from time to time (the “Common Stockholders Agreement”).

2.             Time and Place of Exercise.  The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 3(b) of the Option Agreement.  On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser’s name) against payment of the exercise price therefor by Purchaser by any method listed in Section 4 of the Option Agreement.

3.             Limitations on Transfer.  In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares except in compliance with the Common Stockholders Agreement and applicable securities laws.

4.             Investment and Taxation Representations.  In connection with the purchase of the Shares, Purchaser represents to the Company the following:

(a)           Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed knowledgeable decision to acquire the Shares.  Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), or under any applicable provision of state law.  Purchaser does not have any present intention to transfer the Shares to any person or entity.

(b)           Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(c)           Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Purchaser further acknowledges and understands that the Company is under no obligation to register the securities.  Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d)           Purchaser is familiar with the provisions of Rules 144 and 701, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.  Purchaser understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144 or Rule 701, which rules require, among other things, that the Company be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions.  Notwithstanding this paragraph (d), Purchaser acknowledges and agrees to the restrictions set forth in paragraph (e) below.

(e)           Purchaser further understands that in the event all of the applicable requirements of Rule 144 or 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f)            Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares.  Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

5.             Restrictive Legends and Stop-Transfer Orders.

(a)           Legends.  The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

(i)                                     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

(ii)                                  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b)           Stop-Transfer Notices.  Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6.             No Employment Rights.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser’s employment or consulting relationship, for any reason, with or without cause.

7.             Lock-Up Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of such underwriters for such period (not to exceed 180 days, but subject to such extension(s) as may be required by the underwriters in order to publish research reports while complying with the Rule 2711 of the National Association of Securities Dealers, Inc.) from the effective date of such registration as may be requested by such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company’s initial public offering.  The foregoing restrictions shall be subject to any longer restrictive periods that may be agreed between an Optionee and the Company, including without limitation as provided in that certain Common Stockholders Agreement.

8.             Miscellaneous.

(a)           Governing Law.  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

(b)           Entire Agreement; Enforcement of Rights.  This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.  The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(d)           Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(e)           Notices.  Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

(f)            Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(g)           Successors and Assigns.  The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

(h)           California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

The parties have executed this Exercise Notice and Restricted Stock Purchase Agreement as of the date first set forth above.

COMPANY:

IKARIA HOLDINGS, INC.

By:
Name:
Title:

PURCHASER:

Daniel Tasse

(Signature)

Address:

I,                                                     , spouse of Daniel Tasse, have read and hereby approve the foregoing Agreement.  In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby by similarly bound by the Agreement.  I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.

Spouse of Daniel Tasse

NOTE: THE FOLLOWING SHEET IS A COUNTERPART SIGNATURE PAGE TO THE COMPANY’S COMMON STOCKHOLDER AGREEMENT, WHICH MUST ALSO BE SIGNED AND RETURNED TO THE COMPANY IN ORDER TO EXERCISE YOUR STOCK OPTION PURSUANT TO SECTION 6 OF YOUR STOCK OPTION AGREEMENT.

IF YOU ARE MARRIED YOUR SPOUSE MUST ALSO SIGN THE COUNTERPART SPOUSAL CONSENT TO THE COMMON STOCKHOLDERS AGREEMENT.

IN WITNESS WHEREOF, this Common Stockholders Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

INDIVIDUAL STOCKHOLDER:

Name: Daniel Tasse

[SIGNATURE PAGE TO IKARIA HOLDINGS, INC. COMMON STOCKHOLDERS AGREEMENT]

The undersigned acknowledges that the undersigned has read the foregoing Common Stockholders Agreement between the Company and the undersigned’s spouse, understands that the undersigned’s spouse holds shares of Common Stock subject to the provisions of such Agreement and agrees to be bound by the foregoing Agreement.

Spouse of Daniel Tasse

[SIGNATURE PAGE TO IKARIA HOLDINGS, INC. COMMON STOCKHOLDERS AGREEMENT]

EXHIBIT B

See Common Stockholders Agreement among Ikaria, Inc. as the stockholders listed on the signature pages thereto, dated as of February 22, 2007 filed as exhibit 4.2 to Ikaria Inc.’s Registration Statement on Form S-1 filed on May 13, 2010.